UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2022
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400
Louisville	,	Kentucky		40222
(Address of Principal Executive Offices)				(Zip Code)
(502) 636-4400
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On October 25, 2022, in connection with the new Securities and Exchange Commission rules regarding universal proxy cards and a review of the bylaws of Churchill Downs Incorporated (the “Company”), the Company’s board of directors (the “Board”) unanimously adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective immediately. The Amended and Restated Bylaws, among other things:
•Eliminate the requirement that the annual meeting be held within 180 days following the end of the Company’s fiscal year;
•Clarify that the Board may postpone, reschedule or cancel any shareholder meeting, provided that the Board may not cancel any special meeting of shareholders that has been called by shareholders, as long as the requisite percentage of shareholders continues to demand such meeting (and has not revoked such demands);
•Add procedural mechanics for shareholders calling special meetings of shareholders
•Expressly contemplate shareholder meetings held solely by means of remote communication;
•Clarify the procedural mechanics for the adjournment of shareholder meetings;
•Provide that the record date for a shareholder meeting shall not be more than 70 days before the date of such meeting and address the availability of shareholder lists in connection with shareholder meetings, in each case in conformance with the Kentucky Business Corporation Act;
•Clarify the powers of the Board and the chair of a shareholder meeting to regulate conduct at such meeting, including the power to adjourn such meeting, whether or not a quorum is present;
•Replace the existing procedural mechanics for shareholder nominations of directors and submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings with enhanced procedural mechanics, including, without limitation, to require additional disclosures from nominating or proposing shareholders, proposed nominees and other persons associated with nominating or proposing shareholders and to address matters relating to Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) (e.g., providing the Company a remedy if a shareholder fails to satisfy the requirements of the Universal Proxy Rules, requiring nominating shareholders to make a representation as to whether they intend to use the Universal Proxy Rules, requiring shareholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two business days and to provide reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five business days before the applicable meeting, etc.);
•Eliminate the requirement to hold a regular meeting of the Board immediately after annual shareholder meetings;
•Permit less than 24 hours’ notice of a special Board meeting if the person(s) calling such meeting deems necessary or appropriate in the circumstances;
•Make various other revisions, including ministerial and conforming changes, and changes to conform to the Company’s Amended and Restated Articles of Incorporation.
The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Churchill Downs Incorporated, effective as of October 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
October 25, 2022	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Senior Vice President, General Counsel and Secretary